EXHIBIT 10-Y
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(C-XIV)

                        ALLONGE TO DEMAND NOTE

     Reference is made to that certain Demand Note, dated as of March 25, 1993 (the "Note"), made by Carlyle Real Estate Limited Partnership-XIV, an Illinois limited partnership ("Carlyle XIV"), in favor of Carlyle Managers, Inc., a Delaware corporation ("Investors"), in the original principal amount of $1,200,000.

     In consideration for the return of capital made by Investors to Carlyle XIV as of the date hereof in the amount of $800,000, the undersigned hereby reduces the outstanding principal balance of the Note to $400,000. Such reduction shall not serve to reduce or cancel any accrued and unpaid interest which may be outstanding on the Note.

     This Allonge shall be attached to and become a part of the Note.


Dated as of October 31, 1996.                  CARLYLE MANAGERS, INC.
                                               a Delaware corporation


                                               By:___________________
                                               Its:__________________

Acknowledged and Agreed:

CARLYLE REAL ESTATE LIMITED PARTNERSHIP-XIV an Illinois limited partnership

By:  JMB REALTY CORPORATION,
     a Delaware corporation
     Corporate General Partner

     By:__________________
     Its:_________________